Significant equity transactions and acquisitions (Tables)	12 Months Ended
Dec. 31, 2016
Significant equity transactions and acquisitions
Schedule of fair values of the identifiable assets and liabilities at acquisition dates
The fair values of the identifiable assets and liabilities as at the date of the acquisitions are summarized in the following table:

	Fair value recognized on acquisition
	2014	2015	2016
	RMB	RMB	RMB

Cash and cash equivalents	23,490	-	39,406
Property, plant and equipment, net	2,089	-	1,211
Intangible assets, net	214,333	-	63,922
Other assets	53,159	-	41,778
Current liabilities	(39,211)	-	(73,021)
Deferred tax liabilities	(46,850)	-	(15,977)
Net assets	207,010	-	57,319
Noncontrolling interests	(242,923)	-	(15,689)
Goodwill arising on acquisitions	289,936	-	115,848
Total	254,023	-	157,478

Cash considerations	131,185	-	20,366
Fair value of previously held equity interest	61,629	-	137,112
Contingent considerations	61,209	-	-
Total considerations	254,023	-	157,478